TENTH AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

         THIS TENTH AMENDMENT is made as of the 22nd day of April, 1998, by and between ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation having an address at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 (the "Lender") and PAPERCLIP SOFTWARE, INC., a Delaware corporation having an address at 611 Route 46, Hasbrouck Heights, New Jersey 07604 (the "Borrower").

                        W I T N E S S E T H  T H A T:

           WHEREAS, the Borrower executed and delivered to the Lender a certain Convertible Promissory Note dated January 29, 1997, as amended on January 8, 1998, February 20, 1998, February 27, 1998, March 3, 1998, March 4, 1998, March
6, 1998, March 10, 1998, March 12, 1998, and March 24, 1998 in the principal amount of $300,000, which Note is hereby incorporated by reference herein and made a part hereof (as amended, the "Note"); and

           WHEREAS, the parties desire to further extend the maturity date of the Note; and

           WHEREAS, the parties hereto desire to amend the Note in the manner hereinafter set forth.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1. The "Maturity Date" (as defined in Section 4 of the Note) is hereby extended from April 22, 1998 to the earlier of: (a) May 15, 1998, or (b) consummation of the financing contemplated by the Term Sheet dated as of April 14, 1998 between the Company and Malcolm G. Chace.

           2. The parties further agree that, effective upon Lender's receipt of $750,000 from the Financing, the "Maturity Date" is hereby further extended to "August 24, 1998."

           3. Security for the Note is evidenced by, among other things, a Security Agreement dated as of January 29, 1997, and UCC financing statements filed with the

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New Jersey  Secretary of State ("Security  Instruments").  All references to the
Note in the Security Instruments shall be deemed to include this amendment to the Note and any other amendments which may be executed.

           4. Except as modified and amended hereby, the Note shall remain in full force and effect and is in all other respects ratified and confirmed.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year indicated above.

LENDER:                                    BORROWER:
ACCESS SOLUTIONS                           PAPERCLIP SOFTWARE, INC.
INTERNATIONAL, INC.

By:/S/ Robert H. Stone                     By: /S/ William Weiss
Title:President and CEO                    Title:CEO


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